NUMBER                                                              SHARES
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DC                                  [LOGO]
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                                deltathree.com                 SEE REVERSE FOR
CLASS A COMMON STOCK          DELTATHREE.COM, INC.           CERTAIN DEFINITIONS
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 24783N 10 2

THIS IS TO CERTIFY THAT




is the owner of


fully paid and non-assessable shares of CLASS A COMMON STOCK of the par value of $0.001 each of deltathree.com, Inc.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents.
         This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ [illegible]                        [SEAL]            /s/ [illegible]

      CHIEF FINANCIAL OFFICER                          CHIEF EXECUTIVE OFFICER

                         COUNTERSIGNED AND REGISTERED:
                           AMERICAN STOCK TRANSFER & TRUST COMPANY
                             (NEW YORK, N.Y.)
BY                             TRANSFER AGENT AND REGISTRAR

    AUTHORIZED SIGNATURE



                          AMERICAN BANK NOTE COMPANY
                             680 BLAIR MILL ROAD
                              HORSHAM, PA 19044
                                (215) 657-3480
                      SALES: J. NAPOLITANO: 212-593-5700
                   NEW LIVE JOBS HOME 11/DELTATHREE H64048

              PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
                          PROOF OF NOVEMBER 8, 1999
                             DELTATHREE.COM, INC.
                                  H 64048 tc
                              OPERATOR:   lr/mt/eg
                                    Rev 2



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         The powers, designations, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation. The corporation will furnish a copy of the Certificate of Incorporation to the holder of this certificate without charge upon request.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entireties
   JT TEN  - as joint tenants with right
             of survivorship and not as tenants
             in common

UNIF GIFT MIN ACT - ___________  Custodian ___________
                      (Cust)                 (Minor)
                    under Uniform Gifts to Minors
                    Act ______________________________
                                  (State)

   Additional abbreviations may also be used though not in the above list.

        For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Date
    ------------------

                             --------------------------------------------------
                             NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:


--------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PALCE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                          AMERICAN BANK NOTE COMPANY
                             680 BLAIR MILL ROAD
                              HORSHAM, PA 19044
                                (215) 657-3480
                      SALES: J. NAPOLITANO: 212-593-5700
                   NEW LIVE JOBS HOME 11/DELTATHREE H64048

              PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
                          PROOF OF NOVEMBER 4, 1999
                             DELTATHREE.COM, INC.
                                  H 64048 bk
                              OPERATOR:   lr/mt
                                    Rev 1